UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2014

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52832	98-0500738
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

#1707, Block A, Genzon Times Square
Longcheng Blvd, Centre City, Longgang District
Shenzhen, Guangdong Province
People's Republic of China	518172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  86-755-8989-6008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

 On March 12, 2014, China Internet Café Holdings Group, Inc. issued a press release reporting that it had commenced the trial sale of nutriceutical products in three of its café locations for three months. A copy of the press release is attached hereto as Exhibit 99.1.

  The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1   Press release dated March 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.
Dated: March 12, 2014
	By:	/s/ Dishan Guo
	Name:	Dishan Guo
	Title:	Chief Executive Officer